UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

MOBIV ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41464	87-4345206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Library Avenue, Suite 204

Newark, Delaware 19711

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (302) 738-6680

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share, and one warrant to acquire one share of Class A common stock	MOBVU	The Nasdaq Stock Market LLC
Class A common stock included as part of the Units	MOBV	The Nasdaq Stock Market LLC
Warrants included as part of the Units	MOBVW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) x

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On November 7, 2023, Mobiv Acquisition Corp, a Delaware corporation (the “Company”), notified Continental Stock Transfer & Trust Company, the trustee of the Company’s trust account (the “Trust Account”), that it was extending the time available to the Company to consummate its initial business combination from November 8, 2023, to December 8, 2023 (the “Extension”). The Extension is the seventh of up to nine (9) one-month extensions permitted under the Company’s governing documents.

Pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation, on October 5, 2023, in connection with the Extension, the Company’s sponsor, Mobiv Pte. Ltd., deposited an aggregate of $100,000.00 (the “Extension Payment”) into the Trust Account, on behalf of the Company. This deposit was made in respect of a non-interest bearing loan to the Company (the “Loan”). If the Company completes an initial business combination by December 8, 2023, the outstanding principal amount of the Loan will be converted into shares of the Company’s Class A common stock. If the Company does not complete its initial business combination by December 8, 2023, the Company may only repay the Loan from funds held outside of the Trust Account.

On November 8, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the Extension. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobiv Acquisition Corp

	By:	/s/ Peter Bilitsch
	Name:	Peter Bilitsch
	Title:	Chief Executive Officer

Date: November 8, 2023